Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Detail) - LGM Enterprises LLC [Member] - USD ($) $ in Thousands	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Accrued vendor payments	$ 11,542	$ 4,510	$ 850
Accrued ERC payments	9,044	8,909	3,149
Accrued employee-related expenses	7,406	6,473	2,944
Accrued engine expenses	0	1,139	1,537
Accrued tax expenses	295	526	262
Other	522	220	183
Total Accrued Liabilities, Current	$ 28,809	$ 21,777	$ 8,925